Commitments	12 Months Ended
Jun. 30, 2018
Capital commitments [abstract]
Disclosure of commitments [Text Block]
28.
Commitments

(1) Operating lease commitments

The Group leases a fleet of vehicles for use by employees, agents and representatives. Leases are typically for a period between four and six years.

The Group leases office and computer equipment. Leases are typically for a period of three years.

The Group also leases and subleases land and buildings from which it conducts operations. These leases range in length from 1 to 15 years with various rights of renewal. Where surplus properties are unable to be exited, sublease revenue is obtained where possible on a short-term temporary basis. During the year ended June 30, 2018, sublease revenue totaled approximately
$
0.8

million (2017: $0.9 million).

Non-cancellable operating lease rentals are payable as follows as of June 30, 2018 and 2017:

	2018	2017
	(US$’000)	(US$’000)

Within one year	18,548	19,034
Between one and five years	46,686	42,622
Beyond five years	29,095	24,860
	94,329	86,516

(2) Commitments

	2018	2017
	(US$’000)	(US$’000)

Capital expenditure not recorded (note (i))	1,667	1,050
Commitments of investments (note (ii))	3,627	3,580
Contributions to Primary Growth Partnership (note (iii))	188	636
Purchase commitment (note (iv))	826	6,420
	6,308	11,686

Notes:

(i)	Capital expenditure not recorded

Included capital project of $0.8 million of seed treatment plant at Rolleston and Agripro, $0.3 million grain feed system, $0.1 million
Kimihia irrigator system, and $
0.1
million software projects.

(ii)	Commitment of investments

Investment in Beijing Zhongnong Seed Industry Co., Ltd.

In October 2009, the Company entered into a strategic co-operation framework agreement with the China National Academy of Agricultural Sciences (“CNAAS”), one of the largest agricultural research organizations in the PRC, providing for future co-operation across the spectrum of agricultural research. The Company also entered into an investment agreement with CNAAS and its affiliates, under which the Company is to invest approximately $5.3 million (RMB35 million) (of which approximately $1.7 million (RMB11 million) has been paid as of June 30, 2018) for a 53.84% equity interest of Zhongnong, a company wholly owned by CNAAS and its affiliates. As of June 30, 2018, we have made full provision for impairment of carrying value of the investment in Zhongnong.

(iii)	Contributions to Primary Growth Partnership

The Group announced on February 18, 2013 that it had completed the contracting process for the Primary Growth Partnership (PGP) programme with the Ministry of Primary Industries. The PGP programme is a Seed and Nutritional Technology Development Programme that aims to deliver innovative forages for New Zealand farms. As a result of entering into the partnership the Group is committed to contributions to the partnership over the six year life of the programme which ends on December 31, 2018. The total commitment in respect of the programme has been reassessed to $2.4 million in the current year. As of June 30, 2018, total contributions of approximately $2.3 million (2017: $2.0 million) have been made to the programme.

(iv)
Purchase commitments mainly consist of service agreements entered into with corn seed companies to purchase corn seeds. The terms of the agreements are for a period of one year. Future minimum purchase payments for the year ending June 30, 2018, under all non-cancelable agreements are approximately $0.8 million (2017: $6.4 million).

(v)	Forward purchase commitments

The Group as part of its ordinary course of business enters into forward purchase agreements with seed and wool growers. These commitments extend for periods of up to 3 years. These commitments are at varying stage of execution, therefore there remains uncertainty associated with yield, quality and market price. The Group is unable to sufficiently quantify the value of these commitments.

Except as disclosed, there are no
other
material commitments.